Exhibit (b)(14)(e)

                           LIMITED POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENT, that I, Robert F. Herbert, Jr., Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Pauletta P. Cohn as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand and seal this ___ day of ________, 2002.

WITNESS:

__________________________      __________________________

                           LIMITED POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENT, that I, David L. Herzog, Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Pauletta P. Cohn as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand and seal this ___ day of ________, 2002.

WITNESS:

__________________________      __________________________

                           LIMITED POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENT, that I, Gary D. Reddick, Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Pauletta P. Cohn as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand and seal this ___ day of ________, 2002.

WITNESS:

__________________________      __________________________

                           LIMITED POWER OF ATTORNEY

      KNOWN ALL MEN BY THESE PRESENT, that I, Rodney O. Martin, Jr.,, Director of AIG Life Insurance Company, a corporation duly organized under the laws of the State of Delaware, do hereby appoint Pauletta P. Cohn as my attorney and agent, for me, and in my name as a Director of the Company on behalf of the Company or otherwise, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933 as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

      WITNESS my hand and seal this ___ day of ________, 2002.

WITNESS:

__________________________      __________________________